UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2013

CollabRx, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)
000-26824
(Commission
File Number)
68-0370244
(I.R.S. Employer
Identification No.)

44 Montgomery Street, Suite 800
San Francisco, CA 94104-4811
 (Address of Principal Executive Offices)

(415) 248-5350
 (Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On January 9, 2013, Thomas R. Mika, President and Chief Executive Officer of CollabRx, Inc. (the “Company”), gave investor presentations on the Company’s business at OneMedForum SF 2013 and Biotech Showcase 2013.  The slides from these presentations are posted on the Company’s website, and are attached hereto as Exhibit 99.1 and shall be deemed furnished with this Current Report.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01.	Exhibits.

99.1	CollabRx, Inc. Investor Presentation – January, 2013 Slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2013	COLLABRX, INC.

	By:	/s/ Thomas R. Mika
	Name:	Thomas R. Mika
	Title:	President and Chief Executive Officer